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                                                                    EXHIBIT 10.5

                      MASTER EXECUTIVE PROTECTION AGREEMENT


         THIS AGREEMENT is made as of June 23, 1999, among PROACTIVE TECHNOLOGIES, INC., a Delaware corporation ("PTE") and VANCE EXECUTIVE PROTECTION, INC. and its affiliate ASSET PROTECTION, INC., each Delaware corporations (collectively "Vance").

         WHEREAS, PTE proposes to engage in the business of distributing through its exclusive internet web site flightserv.com(SM) (the "Web Site"), a comprehensive package of services to passengers, pilots and other participants in the private aviation services marketplace and desires, subject to the terms and conditions hereof, to include the services of Vance in its offerings;

         WHEREAS, Vance is in the business of providing, among other services, personal protection services and asset protection services (such protection services as provided to pilots, passengers and other participants in the private aviation services marketplace are hereinafter referred to as the "Services") and desires for PTE, subject to the terms and conditions set forth herein to include the Services in the services obtainable through the Web Site;

         NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, do hereby agree as follows:

         1. Inclusion on Web Site; Exclusivity. VANCE HEREBY AUTHORIZES PTE, AND PTE HEREBY AGREES, TO INCLUDE THE SERVICES IN THE PACKAGE OF SERVICES OFFERED AND OBTAINABLE THROUGH THE WEB SITE. PTE AGREES FOR THE TERM HEREOF THAT VANCE SHALL BE THE EXCLUSIVE PROVIDER OF THE SERVICES TO THE PRIVATE AVIATION SERVICES MARKETPLACE REPRESENTED ON, OR OTHERWISE INCLUDED IN THE SERVICES OBTAINABLE THROUGH, THE WEB SITE. VANCE AGREES THAT PTE SHALL BE, FOR THE TERM HEREOF, THE EXCLUSIVE INTERNET DISTRIBUTOR OF THE SERVICES PROVIDED BY VANCE.

         2. Development. THE WEB SITE DEVELOPMENT TO INCLUDE THE SERVICES SHALL BE THE RESPONSIBILITY OF PTE AND SHALL BE AT ITS SOLE COST AND EXPENSE. VANCE, AT ITS COST AND EXPENSE SHALL COOPERATE WITH PTE IN THE DEVELOPMENT THROUGH ACCESS TO INFORMATION AND REPRESENTATIVES OF VANCE NECESSARY OR USEFUL TO PTE IN THE DEVELOPMENT PROCESS. VANCE SHALL ADVISE PTE OF THE TYPE OF INFORMATION CONCERNING THE CUSTOMER THAT VANCE WOULD LIKE FOR PTE TO GATHER THROUGH THE WEB SITE THAT WILL ASSIST VANCE IN PROVIDING THE SERVICES IN A SATISFACTORY AND LAWFUL MANNER.


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         3. CUSTOMERS; PROVISION OF SERVICES. PTE shall include contractual commitments for the Services on the part of the customer within the master contract that PTE employs with its customers (the "Customer Contract"). The Customer Contract shall contain provisions relating to the Services satisfactory to Vance, whose approval shall not be unreasonably withheld, and Vance agrees to be bound by the terms of the Customer Contract as approved by Vance. The provisions of the Customer Contract shall include exculpation and limitation of liability for the benefit of Vance and PTE and provisions pursuant to which customers will agree to refrain soliciting Vance employees for employment. Vance agrees to provide the Services to each customer accepted through the Web Site in accordance with procedures mutually agreed upon from time to time. Vance shall have the right to accept or reject any customer in its discretion. The initially agreed upon procedures shall be mutually agreed upon at the conclusion of the Web Site development. From time to time the parties may amend by mutual agreement such procedures.

         4. COLLECTION AND BILLING. PTE shall be responsible for billing and collection of (i) fees for the Services and (ii) amounts for reimbursement of the reasonable expenses incurred in connection with the rendition of the Services. Attached as Exhibit A is a schedule of fees to be paid Vance for the Services and fees to be collected by PTE. This fee schedule shall govern until and unless the parties subsequently agree otherwise; provided, however, that Vance shall have the right to reasonably adjust its rates on an annual basis. PTE is authorized to charge the customers of the Services the amount set forth on the schedule of fees and to retain the difference between the amounts charged and the amounts due Vance. Once a month, Vance shall bill PTE for the fees and expenses for the Services incurred for the previous month identifying specifically the charges by customer and service. PTE shall pay the amounts so billed by Vance within ten days of receipt by PTE of good funds from the customer. It is anticipated that most Services shall be paid by charge or credit card. The parties agree to bear all credit risks, including the risk of charge backs, in proportion to their respective interest in the payments.

         5. COMPLIANCE WITH LAW. Vance represents that it is and will be fully licensed to provide the Services in all applicable jurisdictions contracted through the Web Site; provided, however, that the Services offered in any jurisdiction may vary based on the applicable laws or regulations of such jurisdiction and Vance may not provide services in some jurisdictions. Vance will not engage in any illegal activity nor assist any customer in any illegal activity. Vance is authorized and expected to discontinue all Services to any customer engaged in an illegal activity known to Vance.

         6. INDEMNIFICATION; LIMITATION OF LIABILITY.

         (a) The parties acknowledge that the purpose of Vance's personal protection services is to reduce the risk of personal injury to the protectee designated by the customer (the "Protectee"). Neither Vance nor any of its owners, directors, officers, employees, independent contractors or subcontractors shall be deemed to have insured or guaranteed the personal safety of the Protectee. Vance neither warrants nor represents that the protective services to be provided will, in fact, successfully protect the Protectee, from personal injury. Vance shall not


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be liable for any failure to perform under this Agreement or the Customer
Contract caused by any event or occurrence outside of its control, including, without limitation, state action, orders or actions of law enforcement authorities.

         (b) Vance shall indemnify, defend and hold PTE harmless against any and all claims, liabilities, obligations, penalties, demands, causes of action, suits, losses, damages, costs and expenses (hereinafter called "Customer Claims") which they may suffer, incur, be responsible for or pay out as a result of any bodily injuries (including death) to any person (other than other providers of services through the Web Site), to the extent directly attributable to the negligence or willful misconduct of Vance or its employees; provided that with respect to any Customer Claim by, from or through a customer of PTE, the customer, in its engagement with PTE, has agreed to the standard limitation of liability language approved by Vance as set forth in the Customer Contract.

         (c) VANCE HEREBY INDEMNIFIES AND AGREES TO HOLD PTE HARMLESS FROM ANY AND ALL LOSSES, COSTS, EXPENSES, DAMAGES (INCLUDING COMPENSATORY, CONSEQUENTIAL, EXEMPLARY AND PUNITIVE DAMAGES) PENALTIES, FINES, CHARGES, DEMANDS, LIABILITIES AND OBLIGATIONS OF ANY KIND (INCLUDING INTEREST, PENALTIES AND REASONABLE ATTORNEYS' FEES AND CONSULTANTS' FEES, EXPENSES AND DISBURSEMENTS) INCURRED OR SUFFERED BY PTE TO THE EXTENT DIRECTLY ATTRIBUTABLE TO A FAILURE OF VANCE TO COMPLY WITH ANY OF ITS OBLIGATIONS HEREUNDER, OR UNDER ANY APPLICABLE LAW OR REGULATION OR OTHERWISE ARISING OUT OF THE NEGLIGENT PROVISION, OR FAILURE TO PROVIDE, THE SERVICES (OTHER THAN A CLAIM BY OTHER PROVIDERS OF SERVICES THROUGH THE WEB SITE AND OTHER THAN CUSTOMER CLAIMS WHICH SHALL BE SUBJECT TO THE INDEMNIFICATION PROVISIONS OF SUBSECTION (B) HEREOF). IF A CLAIM BY A THIRD PARTY IS MADE AGAINST PTE, PTE SHALL PROMPTLY GIVE NOTICE THEREOF TO VANCE WHICH SHALL HAVE THE RIGHT TO ASSUME THE DEFENSE OF SUCH CLAIM. NO FAILURE TO GIVE OR PROMPTLY GIVE NOTICE OF A CLAIM SHALL EXCUSE VANCE FROM ITS INDEMNIFICATION OBLIGATIONS HEREUNDER EXCEPT TO THE EXTENT THAT VANCE IS PREJUDICED THEREBY.

         (d) With respect to any Customer Claim asserted against Vance arising from or related to this Agreement, or for any act or omission on the part of Vance or its personnel, Vance's liability shall be limited to the proceeds or insurance obtained by Vance, with respect to the incidents or occurrences involved therein. Further, neither Vance nor PTE shall be liable to the other for any indirect, incidental, special or consequential damages arising from or related to this Agreement, any act or omission in connection with the providing of Services hereunder or any act or omission of their personnel. Vance shall not be liable to PTE for any claim against PTE by any other provider of Services through the Web Site.

         (e) PTE hereby indemnifies and agrees to hold Vance harmless from any and all losses, costs, expenses, damages (including compensatory, consequential, exemplary and punitive damages) penalties, fines, charges, demands, liabilities and obligations of any kind (including interest, penalties and reasonable attorneys' fees and consultants' fees, expenses and disbursements incurred or suffered by Vance as a result of a breach of any of its obligations under this Agreement by PTE (other than claims by Vance against other providers of services through the web site). If a claim by a third party is made against Vance, Vance shall promptly give notice thereof to PTE which shall have the right to assume the defense of such claim. No failure to give or promptly give notice of a claim shall excuse PTE from its indemnification obligations hereunder except to the extent that PTE is prejudiced thereby.


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         7. INSURANCE. Vance shall furnish at its expense, and keep in full force and effect through the term of this Agreement, the following insurance coverages which shall be underwritten by carriers reasonably acceptable to PTE:

                  (a) Worker's Compensation Insurance. As required by the laws and regulations applicable to and covering employees of Vance engaged in the performance of the work under the Agreement.

                  (b) Employer's Liability Insurance. Protecting Vance against common law liability, in the absence of statutory liability, for employee bodily injury with a limit of not less than $1,000,000.

                  (c) Commercial General Liability Insurance. With combined single limits of liability of not less than $15,000,000 bodily injury and property damage for each occurrence and aggregate. Such insurance shall include provisions or an endorsement to the general liability policy naming PTE as an additional insured with respect to the negligent acts, errors or omissions of Vance employees in the performance of the Services provided under this Agreement.

         8. CONFIDENTIALITY. Vance and PTE acknowledge that in the performance of their respective duties hereunder, each will come into possession confidential information and trade secrets of the other, and each agree that they and their respective officers, directors, employees and agents shall not disclose and shall keep confidential any and all such confidential information and trade secrets of the other except information that entered the public domain otherwise then through a breach of this Section 8, unless Vance or PTE, respectively came into rightful possession of such information from an unrelated third party or unless Vance or PTE, as the case may be, independently developed such information.

         9. NON-SOLICITATION. PTE and Vance, each agrees on its own behalf and on behalf of each of its officers, directors, employees and agents that it will not, without the express prior written consent of the other, either during the term of this Agreement or for a period of twenty-four (24) months after the termination hereof, hire, employ or otherwise engage the services of any officer, director, employee or agent of the other. Each party hereto recognizes that the employment relations protected by this Section 9 are unique, no adequate remedy at law exists for a violation of this Section 9 and the other party's right to specific performance is essential to protect such other party's business interests.

         10. ARBITRATION; VENUE. ANY DISPUTE, CONTROVERSY, CLAIM OR DEMAND BETWEEN THE PARTIES HERETO RELATING TO OR ARISING OUT OF THIS AGREEMENT SHALL BE SETTLED BY BINDING ARBITRATION CONDUCTED AT A LOCATION AGREED TO BY THE PARTIES (PROVIDED THAT IF THE PARTIES DO NOT AGREE TO A LOCATION, THE LOCATION SHALL BE DETERMINED BY THE PRESIDENT OF THE AMERICAN ARBITRATION ASSOCIATION (OR HIS DESIGNEE) AFTER TAKING INTO ACCOUNT THE CONVENIENCE OF THE PARTIES), IN ACCORDANCE WITH THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION. IN THE EVENT OF ANY SUCH DISPUTE, CONTROVERSY, CLAIM OR DEMAND EITHER PARTY MAY COMMENCE THE ARBITRATION PROCESS BY GIVING WRITTEN NOTICE TO THE OTHER PARTY SETTING FOR THE NAME OF AN ARBITRATOR. THE PARTY RECEIVING ANY SUCH NOTICE SHALL HAVE THIRTY
(30) DAYS FROM RECEIPT THEREOF TO NAME AN ADDITIONAL ARBITRATOR WRITTEN NOTICE GIVEN TO THE OTHER PARTY HERETO. THE TWO ARBITRATORS SHALL THEN MEET AS PROMPTLY AS PRACTICAL AND NAME A THIRD ARBITRATOR. IF THE TWO ARBITRATORS CANNOT AGREE WITHIN THIRTY (30) DAYS ON THE THIRD ARBITRATION, THE THIRD ARBITRATOR SHALL BE NAMED BY THE PRESIDENT OF THE AMERICAN ARBITRATION ASSOCIATION.


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         11. NOTICES. ANY NOTICE REQUIRED OR PERMITTED UNDER THIS AGREEMENT
SHALL BE GIVEN IN WRITING AND SHALL BE DEEMED EFFECTIVELY GIVEN UPON PERSONAL DELIVERY, UPON DELIVERY BY REPUTABLE OVERNIGHT COURIER OR THREE BUSINESS DAYS AFTER DEPOSIT IN THE UNITED STATES MAIL, POSTAGE PRE-PAID, BY REGISTERED OR CERTIFIED MAIL, ADDRESSED

         (i)      if to Proactive Technologies, Inc. to

                  Suite 530, 3343 Peachtree Road, N.E.,
                  Atlanta, GA 30326,
                  Facsimile 404-240-4101,
                  Telephone 404-240-4060,
                  Attention: C. Beverly Lance, Chief Executive Officer;

         With a copy to:

                  Edward J. Hardin
ROGERS & HARDIN
                  2700 International Tower
                  229 Peachtree Street, NE
                  Atlanta, GA 30303
                  Facsimile 404-525-2224
TELEPHONE 404-522-4700

         (ii)     if to Vance to

                  10467 White Granite Drive,
                  Oakton, VA 22124-2700,
                  Facsimile 703-359-8456,
TELEPHONE 703-385-6754
                  Attention: David P. Johnson, President

         12. TERM. This Agreement shall extend for an initial term of two (2) years and shall continue from year to year thereafter until sixty (60) days after either party gives written notice of the termination of the agreement to the other party.


         13. MISCELLANEOUS.

         (a) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall together constitute one and the same instrument.

         (b) Neither this Agreement nor any of the rights or obligations hereunder may be assigned by any party hereto without the express written consent of the other party. Neither a merger, sale of stock or other business combination of PTE shall be considered an assignment hereof.


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         14. THIRD PARTY BENEFICIARIES. This Agreement has been entered into for the sole benefit of the parties who are signatories hereto. It is not intended to benefit, or create any rights whatsoever in favor of, any persons other than PTE or Vance.


         IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their respective duly authorized officers as of the date first above written.

                         VANCE EXECUTIVE PROTECTION,  INC.

                         -------------------------------------------------------
                              By:  Andrew G. Podolax, Director of Operations


                             ASSET PROTECTION TEAM, INC


                         -------------------------------------------------------
                              By: Gary O. Sheppard, Vice-President


                             PROACTIVE TECHNOLOGIES, INC.


                         -------------------------------------------------------
                              By C. Beverly Lance, its Chief Executive Officer



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